                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date Of Earliest Event Reported) October 2, 2000


                           Transworld Healthcare, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


        1-11570                                          13-3098275
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  555 Madison Avenue, New York New York 10022
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 750-0064



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On October 2, 2000, Transworld Healthcare Inc. sold certain assets of its U.S. operating subsidiaries MK Diabetic Support Services, Inc., Respiflow, Inc. and Transworld Ostomy, Inc. to Express-Med Inc. pursuant to an Asset Purchase Agreement dated as of September 18, 2000. The aggregate proceeds were $2,557,000 in cash.

          In addition to the sale of certain assets, the entities have entered into a Receivables Management Agreement ("Agreement") with Express-Med Inc. Under the terms of the Agreement, Express-Med will manage the collection of the pre-closing trade receivables through March 31, 2001.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          10.1 Asset Purchase Agreement between MK Diabetic Support Services, Inc., Respiflow, Inc. and Transworld Ostomy, Inc. and Express-Med Inc. dated September 18, 2000.

          Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve unknown risks and uncertainties which may cause actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.







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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 11, 2000


                                   TRANSWORLD HEALTHCARE, INC.

                                   By: /s/ John B. Wynne
                                       ------------------------
                                       John B. Wynne
                                       Vice President and Chief Financial
                                       Officer (Principal Financial Officer and
                                       Duly Authorized to Sign on Behalf of
                                       Registrant)














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